Exhibit 99.3 First Quarter 2025 Financial Results Presentation April 23, 2025 Quarterly Earnings Report

First Quarter Snapshot 1Q25 RESULTS millions, except per share and ratios NET REVENUE NET EARNINGS EPS 1Q25: GAAP & NON-GAAP $1,255 1Q25: GAAP $0.39 & NON-GAAP $0.49 1Q25: GAAP $44 & NON-GAAP $54 BOOK VALUE PER SHARE ANNUALIZED ROTCE* ANNUALIZED ROCE TBV $33.31 BV $47.08 1Q25:GAAP 3.5% & NON-GAAP 4.4% 1Q25:GAAP 5.0% & NON-GAAP 6.2% * Please see our definition of ROTCE in our first quarter 2025 earnings release HIGHLIGHTS Record First Quarter Added 36 Financial Advisors Net Revenue From B. Riley Financial Record First Quarter Net Revenue Highest Equity Transactional Global Wealth Management Revenue Since Fourth Quarter 2021 Record Asset Repurchased 2.0 million Management Revenue Common Shares Quarterly Earnings Report 1

First Quarter Operating Results

STIFEL

Operating Results ex. Legal

millions	1Q25	Y/Y Change	Sequential Change
Global Wealth Management	$851	8%	-2%
Institutional	385	10%	-20%
Other	20	-6%	-6%
Net revenue	**1,255**	**8%**	**-8%**
Compensation expense	728	8%	-8%
Operating expense[1]	259	3%	-7%
Provision for credit loss[2]	12	128%	1%
Pre-tax pre-provision income	**268**	**19%**	**-9%**
Pre-tax income	**256**	**15%**	**-9%**
Taxes	64	36%	172%
Net income	**192**	**9%**	**-26%**
Preferred dividends	9	0%	0%
Net income available to common shareholders	183	10%	-27%
Diluted EPS	**$1.65**	**10%**	**-26%**
Compensation ratio	58.0%	0 bps	0 bps
Operating expense ratio[3]	20.6%	-10 bps	20 bps
Pre-tax operating margin	20.4%	0 bps	-30 bps
Book value per share	$47.08	5%	-4%
Tangible book value per share	$33.31	9%	-5%
ROTCE[4]	26.8%	590 bps	-150 bps

(1) Operating Expense = Non-Compensation Expense – Provision for Credit Loss
(2) Provision for Credit Loss at bank subsidiary
(3) Operating Expense Ratio excludes Provision for Credit Loss
(4) Please see our definition of ROTCE in our first quarter earnings release

Impact of Legal

millions	1Q25	Y/Y Change	Sequential Change
Non-GAAP Pre-tax Income	**$76**		
Legal	**$180**		
Adjusted Pre-tax Income	**$256**		
Adjusted Tax rate	**25%**		
Adjusted Net Income to Common Shareholders	**$183**		
Impact to EPS of Legal	**-$1.16**		
Non-GAAP EPS	**$0.49**		
Non-GAAP Operating expense ratio[3]	34.7%	1330 bps	1460 bps
Non-GAAP Pre-tax operating margin	6.1%	-1370 bps	-1460 bps
Non-GAAP ROTCE[4]	6.2%	-1470 bps	-2210 bps

REVENUE BRIDGE



$1,280
$1,260
$1,240
$1,220
$1,200
$1,180
$1,160
$1,140
$1,120
millions
$1,163
$54
$18
$10
$6
$5
$1,255
1Q24 Net Revenue
Client Facilitation
Advisory
Net Interest Income
Underwriting
Trading & Other
1Q25 Net Revenue

STIFEL | Quarterly Earnings Report

2

Wealth Management: Continues to Drive Growth CONSISTENT GROWTH $4,000 $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025* Brokerage Asset Management & Service Fees Net Interest Investment Banking & Other *2025 GWM Net Revenue based on annualized results through 3/31/2025 RECRUITING DRIVES REVENUE GROWTH PERCENTAGE OF RECURRING REVENUE REMAINS HIGH $400 750 100% 700 $350 90% 650 22% 24% 24% 23% 34% 32% 32% 600 80% 33% 39% 46% $300 550 70% 500 60% $250 450 50% 400 $200 40% 78% 350 76% 76% 77% 66% 66% 66% 64% 30% 300 60% $150 53% 250 20% 200 $100 10% 150 0% 100 $50 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 50 $- 0 1Q20 3Q20 1Q21 3Q21 1Q22 3Q22 1Q23 3Q23 1Q24 3Q24 1Q25 Net Interest Income & Asset Management Fees Transactional & Investment Banking T-12 Cumulative Production Cumulative Gross FAs Quarterly Earnings Report 3 Net Revenue (millions) millions Financial Advisors

Variance to Consensus Estimates

STIFEL

First Quarter Results Variance to Consensus Estimates

(in Millions, except diluted EPS and share data) Revenues	1Q25 Operating*	1Q25 Mean Analyst	% Δ
Commissions + Principal transactions	$335	$354	(5%)
Investment banking	$238	$228	4%
Asset management and service fees	$410	$407	1%
Net interest	$262	$269	(3%)
Net revenues	$1,255	$1,269	(1%)
Non-interest expenses			
Compensation and benefits	728	735	(6%)
Compensation Ratio	*58.0%*	*57.9%*	10 bps
Non-compensation expenses	451	280	(161%)
Total non-interest expenses	1,179	1,015	(16%)
Income before income taxes	76	254	(70%)
Provision for income taxes	12	62	80%
Tax Rate	*16.4%*	*24.3%*	(790 bps)
Net Income	$64	$193	(67%)
Diluted Operating EPS	$0.49	$1.64	(70%)
After-tax EPS Impact of Legal Reserve**	($1.16)		

* Non-GAAP
** Impact of Legal Reserve calculated as legal reserves of $180 million, and adjusted tax rate of 25%, divided by the average diluted share count.

Commentary on Variance to Analyst Estimates

- Commissions & Principal Transactions:
  - Stronger Revenue from Institutional Equites
  - Lower Global Wealth Management & Institutional Fixed Income
- Investment Banking:
  - Stronger Advisory Revenue
  - Stronger Equity Underwriting Revenue
- Net Interest Income
  - Lower Net Interest Margin
- Non-compensation Expense:
  - Includes $180 million of Legal Matters
- Tax Rate:
  - Impact of Excess Tax Benefit in Stock-based Compensation

STIFEL | Quarterly Earnings Report

4

Global Wealth Management HIGHLIGHTS GLOBAL WEALTH MANAGEMENT REVENUE Sequential ■ Record First Quarter Net Revenue millions 1Q25 Y/Y Change Change ■ Record Quarterly Asset Management Revenue Transactional $186 3% -7% Asset Management 410 11% 1%■ Added 52 Financial Advisors, Including 9 Experienced with Total Trailing Twelve Month Production of $11.7 Net Interest 246 4% -4% million Investment Banking 6 38% 14% ■ Non-compensation Expense Impacted by Legal Other 3 nm nm Total Global Wealth Management Net $851 8% -2% Revenue Comp. Ratio 49.6% 30 bps 110 bps Non-Comp. Ratio 35.5% 2160 bps 2060 bps NET REVENUE & MARGIN Provision for credit loss $12 142% 1% Pre-tax Margin 14.9% -2190 bps -2170 bps 45% $900 $865 $851 Pre-tax Pre-provision Margin 16.3% -2120 bps -2160 bps $827 $850 $801 $791 40% $800 CLIENT ASSET METRICS $750 37.3% Sequential 35% $700 36.6% millions 1Q25 Y/Y 36.8% 35.6% Change 36.5% $650 Total Client Assets $485,860 4% -3% Fee-based Client Assets $189,693 7% -2% 30% $600 1Q24 2Q24 3Q24 4Q24 1Q25* Private Client Fee-based Client Assets $166,035 7% -1% Net Revenue Pre-tax Margin * Excludes impact of $180 mil. of legal expenses Quarterly Earnings Report 5 Margin Net Revenue (millions)

Strong Bank Fundamentals CLIENT CASH LEVELS IMPACTED BY SEASONALITY CONSISTENT BANK NIM AS RATES DECLINE $1,308 $1,305 7.00% $1,097 $1,092 6.00% $800 $771 $651 5.00% $505 $497 $368 $258 4.00% 3.24% 3.19% 3.17% 3.10% 3.10% 3.00% 2.00% ($623) 1.00% ($691) ($742) ($920) 0.00% 1Q24 2Q24 3Q24 4Q24 1Q25 1Q24 2Q24 3Q24 4Q24 1Q25 Sweep Smart Rate Ticketed MMF Net Interest Margin Deposit Costs Asset Yields ALLOWANCE FOR CREDIT LOSSES / TOTAL LOANS ASSET GROWTH & SOLID NIM 3.50% $35,000,000 4.00% 3.00% 3.50% $30,000,000 3.00% 2.50% $25,000,000 2.50% 2.00% $20,000,000 2.00% $15,000,000 1.50% 1.50% 0.89% $10,000,000 0.88% 0.83% 0.85% 0.85% 1.00% 1.00% $5,000,000 0.50% 0.50% $0 0.00% 0.00% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q24 2Q24 3Q24 4Q24 1Q25 Investments Commercial Loans Consumer Loans Residential SBL CRE Construction C&I Unfunded / Other reserves* Total Reserve Ratio Cash & Other NIM Quarterly Earnings Report 6 millions Bank Assets (000s) Net Interest Margin

Institutional Group INSTITUTIONAL GROUP REVENUE HIGHLIGHTS Sequential millions 1Q25 Y/Y Change Change ■ Ranked #1 in Municipal Issuance in Number of Advisory $137 15% -28% Issues in 2025 with 13.2% Market Share Capital Raising $95 5% -14% Equity $49 22% 2% ■ Strong Investment Banking Contribution from Fixed Income $46 -9% -26% Transactional $149 4% -16% Financials Vertical Equity $60 10% 0% Fixed Income $89 1% -25%■ Highest Equity Transactional Revenue since Fourth Total Institutional Revenue* $385 10% -20% Quarter 2021. Comp. Ratio 65.6% 420 bps 700 bps Non-Comp. Ratio 27.3% -70 bps 590 bps Pre-tax Margin 7.1% -350 bps -1290 bps * Includes net interest, asset management, and other income INSTITUTIONAL GROUP NET REVENUE $500 $400 $300 $200 $100 $0 1Q24 2Q24 3Q24 4Q24 1Q25 Advisory Fees Capital Raising Brokerage Other * 2021 revenue based on annualized results through 9/30/2021 Quarterly Earnings Report 7 millions

Expenses Non-GAAP EXPENSE RATIOS NON-GAAP EXPENSES & PRE-TAX INCOME 65% 40% 35% millions 1Q25 1Q24 Y/Y Change 63% 30% 61% Compensation $728 $674 8% 25% 59% 20% Non-compensation Expense, $431 $245 76% 15% Ex. IB Gross Up & Credit Loss Provision 57% 58.0% 58.0% 58.0% 58.0% 58.0% 10% Credit Loss Provision & IB Gross Up $21 $13 58% 55% 5% Non-compensation $451 $258 75% 53% 0% 1Q24 2Q24 3Q24 4Q24 1Q25 Pre-tax Income $64 $173 -63% Non-compensation Operating Ratio Impact of Legal Accrual IB Gross up & Loan Loss Provision Compensation Ratio GAAP to Non-GAAP RECONCILIATION ANNUAL GAAP to Non-GAAP RESULTS $900 $800 (000s) 1Q25 $700 $600 GAAP Net Income $52,992 $500 $400 Preferred Dividend $9,320 $300 $200 Net Income available to common Shareholders $43,672 $100 $0 Non-GAAP After Tax Adjustments $10,564 2020 2021 2022 2023 2024 2025* Non-GAAP Net Income Available to Common $54,236 Shareholders GAAP Net Income Available to Common Shareholders Non-GAAP After Tax Adjustments * For reconciliation of GAAP to non-GAAP expenses, refer to our first quarter 2025 earnings release. *2025 annual GAAP to non-GAAP results based on annualized results through 3/31/2025 Quarterly Earnings Report 8 millions Compensation Ratio Non-compensation Ratio

Capital Utilization HIGHLIGHTS FIRM-WIDE ASSETS & CAPITAL RATIOS $45,000 22.0% ■ Repurchased 900,000 Shares in Open Market $40,384 $39,896 20.0% $38,935 $40,000 $38,258 ■ Net Settled 1.1 million Shares tied to Equity-based $37,809 18.0% 18.2% Compensation 17.8% 17.9% $35,000 17.6% 16.0% 17.3% ■ 9.2 million Shares in Total Authorization 14.0% $30,000 12.0% ■ Total Assets Increased $488 million $25,000 11.4% 11.3% 10.0% 11.1% 10.8% 10.6% ■ Bank Funding Increased at CAGR of 10% Since 2020 $20,000 8.0% 1Q24 2Q24 3Q24 4Q24 1Q25 Assets Tier 1 Leverage Tier 1 Risk Based Capital $1,200,000 DEPLOYING EXCESS CAPITAL BANK FUNDING: A TRACK RECORD of GROWTH $1,000,000 $60,000 $50,000 $800,000 $40,000 $600,000 $30,000 $400,000 $20,000 $200,000 $10,000 $0 $0 2020 2021 2022 2023 2024 2025 2020 2021 2022 2023 2024 2025 ($200,000) Bank Deposits Available Funding Capital Generated Bank Growth Common Stock Repurchases Dividends (Common & Preferred) *2024 Estimated Capital Generated based annualized 1Q24 Net Income plus current capital in excess of regulatory minimum. *2024 based on results through 3/31/2024 Quarterly Earnings Report 9 (000s) millions millions

Concluding Remarks Quarterly Earnings Report

First Quarter 2025 Financial Results Presentation April 23, 2025 Quarterly Earnings Report

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Use of Non-GAAP Financial Measures The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure. Quarterly Earnings Report 12